UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

YORK SPACE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43088	39-4190941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 S Willow Drive Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 537-2655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	YSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2026, York Space Systems Inc. (the “Company”) priced the initial public offering (“IPO”) of its common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $34.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-291581), as amended (the “Registration Statement”). On January 28, 2026, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to offer and sell 18,500,000 shares of its Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 2,775,000 shares of Common Stock from the Company. The offering closed and the shares were delivered on January 30, 2026 (the “Closing Date”). The material terms of the offering are described in the prospectus, dated January 28, 2026 (the “Prospectus”), filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on January 30, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Registration Statement and the Company’s Registration Statement on Form S-1MEF (File No. 333-293028) which was declared effective immediately upon filing on January 28, 2026.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Prospectus.

In connection with the consummation of the IPO, the Company entered into the following additional agreements:

•

the Tax Receivable Agreement, dated as of January 28, 2026, by and among the Company and the other signatories party thereto, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;

•

the Registration Rights Agreement, dated as of January 30, 2026, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;

•

the Director Nomination Agreement, dated as of January 28, 2026, by and among the Company and the stockholders party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;

•

the Voting Agreements, dated on or about January 28, 2026, by and between the Company and certain stockholders, the form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein; and

•

the Amended and Restated Consulting Agreement, dated as of January 30, 2026, by and among the Company, AE Industrial Partners, LP and AE Industrial Operating Partners, LLC, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Descriptions of these agreements are contained in the Prospectus in the section entitled “Certain Relationships and Related Party Transactions” and are incorporated by reference into this Item 1.01. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibits 10.1 to 10.5, which are incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, Dirk Wallinger, Kirk Konert, Tyler Letarte, Tamra Erwin, Reggie Brothers, Andrew Boyd and General (RET) James McConville were appointed to the Company’s board of directors. Biographical information and other information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors, the compensation plans in which such directors participate, and information about any arrangement or understanding between any such director and any other persons pursuant to which such director was selected as a director was previously reported in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions” and “Management” and is incorporated by reference into this Item 5.02.

On or after January 28, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 10.6, which is incorporated by reference into this Item 5.02.

Additionally, on January 30, 2026 and in connection with the IPO, the Company adopted the York Space Systems Inc. 2026 Omnibus Incentive Plan (the “Omnibus Plan”). A description of the Omnibus Plan is contained in the Prospectus in the section entitled “Executive Compensation—Actions Taken in Connection with This Offering” and is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Plan attached hereto as Exhibit 10.7, which is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2026, the Company converted from a Delaware limited liability company to a Delaware corporation, filed a certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted bylaws (the “Bylaws”), each of which became effective on January 28, 2026. A description of the Certificate of Incorporation and the Bylaws is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation attached hereto as Exhibit 3.1 and the copy of the Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 28, 2026, by and among York Space Systems Inc. (f/k/a Yellowstone Midco Holdings II, LLC) and Goldman Sachs & Co. LLC, Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

3.1	Certificate of Incorporation of York Space Systems Inc.

3.2	Bylaws of York Space Systems Inc.

10.1	Tax Receivable Agreement, dated as of January 28, 2026, by and among York Space Systems Inc. and the stockholders party thereto.

10.2	Registration Rights Agreement, dated as of January 30, 2026, by and among York Space Systems Inc. and the stockholders party thereto.

10.3	Director Nomination Agreement, dated as of January 28, 2026, by and among York Space Systems Inc. and the stockholders party thereto.

10.4	Form of Voting Agreement between York Space Systems Inc. and certain stockholders party thereto (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed with the Commission on January 16, 2026).

10.5	Amended and Restated Consulting Agreement, dated as of January 30, 2026, between York Space Systems Inc., AE Industrial Operating Partners, LLC and AE Industrial Partners, LP.

10.6	Form of Indemnification Agreement between York Space Systems Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed with the Commission on January 16, 2026).

10.7	York Space Systems Inc. 2026 Omnibus Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORK SPACE SYSTEMS INC.

Date: January 30, 2026
	By:	/s/ Dirk Wallinger
Dirk Wallinger
Chief Executive Officer